UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2006

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File Nunber)	(IRS Employer Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481
(Registrant's telephone number, including area code)

Formerly Renegade Venture (NEV) Corporation
(Former Name or Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — This report and the exhibit or exhibits attached hereto contain forward looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to expected and estimated revenues and earnings, and other good faith expectations and beliefs of management, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or its subsidiaries or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, the Company’s Form 10-Q for the quarter ended March 31, 2006, the Company’s Form 10-Q for the quarter ended June 30, 2006 and the Company’s Form 10-Q for the quarter ended September 30, 2006 to be filed with the SEC.

ITEM 2.02.    Results of Operations and Financial Condition

On November 15, 2006 Global Aircraft Solutions, Inc. issued a Press Release announcing the projected financial results of the third quarter ended September 30, 2006. The November 15, 2006 Press Release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 2.02.

The information in the press release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references such information.

The press release contains discussions of EBITDA (earnings before interest, taxes, depreciation and amortization-adds depreciation and amortization to income) which is a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts that are excluded from the most comparable measure so calculated and presented. In this regard GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company reports this financial calculation because it is (i) useful to investors and other users of our financial information in evaluating operating financial performance; and (ii) a common benchmark used by investors to evaluate and determine current operating expense efficiency and operating profitability on a more variable cost basis by excluding the depreciation and amortization expenses related primarily to capital expenditures and acquisitions that occurred in prior years. The comparable GAAP reconciliation is the earnings reported in the Company’s financial statements that are prepared in accordance with GAAP as EBITDA is a measure from GAAP earnings by adding back the interest, taxes, depreciation and amortization.

ITEM 7.01.    REGULATION FD DISCLOSURE

The information included in Item 2.02 of this Form 8-K, including the transcript attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.    Financial Statements and Exhibits

(a)   None

(b)   None

(c)   Exhibits

Exhibit No.	Document
99.1	Copy of November 15, 2006 Press Release

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 15, 2006

Global Aircraft Solutions, Inc. (Registrant) By: /s/ John Sawyer Name: John Sawyer Title: President